Exhibit  (10)(k)(k)



                           SERVICE AGREEMENT NO.38019
                           CONTROL NO.1993-10-02 -  1417

                                             FTS1 SERVICE AGREEMENT


                           THIS  AGREEMENT.  made  and  entered into this   01
                           day  of November  1993   , by   and between:


                                       COLUMBIA GULF TRANSMISSION COMPANY
                                                ("TRANSPORTER")
                                                      AND
                                              SOUTH JERSEY GAS CO
                                                   (SHIPPER")


                                WITNESSETH: That in consideration of the mutu.1 covenants herein contained, the parties hereto agree as follows:

                                Section 1 - Service to be rendered
                                Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Condi tions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energ Regulatory Commission (Commission), as the same may be amended
                                or  superseded  in  accordance  with   the rules
                                and regulations of the Commission herein
                                contained.  The  maximum  obligations  of
                                Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A. as the same may be
                                amended  from  time  to  time   by agreement
                                between Shipper and Transporter, or in accordance with the rules and regulations of the Co mission. Service hereunder shall be provided subject to the provisions of
                                Part  284.222  of  Subpart  G of  the
                                Commission's regulations. Shipper warrants that service hereunder is being provided on behalf AN INTERSTATE- PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION.

                                Section 2- Term - Service under this Agreement shall CO mence as of NOVEMBER 1 , 1993 , and shall continue in full force and effect until
                                OCTOBER 31, 2009'  and from YEAR   -to-YEAR
                                thereafter unless terminated by either party upon 6 MONTHs' written notice to the other prior to the end of initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pregranted abandonment authority upon termination of this
                                Agreement subject to a right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

                                Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referene Rate Schedule, unless otherwise agreed to by the parties in writing and specified  as  an  amendment  to the Service
                                Agreement Section 4. Notices.  Notices io
                                Transporter under this Agreement shall  be
                                addressed  to it  at  Post  Office  B 683,
                                Houston,  Texas 77001.  Attention:  Director,
                                Planning, Transportation   and   Exchange   and
                                notices Shipper shall be addressed to it at

                                            SOUTH JERSEY GAS CO
                                            ONE SOUTH JERSEY PLAZA
                                            ROUTE 54
                                            FOLSOM,   NJ          08037

                                            ATTN- William C. Bingham, Jr.

                                until changed by either party by written notice.
                                Section 5 superseded agreements. This service agreement supersedes and cancels, as of the ffective date hereof, the following service agreements: FTS1 34567.


                           Revision No.
                           Control No. 1993-10-02   14

                   Appendix A to Service Agreement No. 38019
                   Under Rate Schedule FTS1
                   Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) SOUTH JERSEY GAS CO



                   Transportation Demand 10,293   Dth/day




                   Primary Receipt Points

                   Measuring       Measuring       Maximum Daily
                   Point No.       Point Name      Quantity (Dth/Day)

                   2700010         CGT-RAYNE       10,293


                   Revision No.
                   Control No. 1993-10-02 -1417


                   Appendix A to Service Agreement No. 38019

                   Under Rate Schedule FTS 1
                   Between (TransPorter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) SOUTH JERSEY GAS CO


                   Primary Delivery Points

                   Measuring       Measuring       Maximum Daily
                   Point No.       Point Name      Quantity (Dth/Day)

                     801           TCO-LEACH            10,293


                   Revision No.
                   Control No. 1993-10-02 - 1417

                   Appendix A to Service Agreement No. 380 19
                   Under Rate Schedule FTS1
                   Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) SOUTH JERSEY GAS CO


                   The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.


                               CANCELLATION OF PREVIOUS APPENDIX A



                   Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01 , 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.




                   SOUTH JERSEY GAS CO



                   By
                   William C. Bingham, Jr.
                   Title:  Sr. Vice President, Gas Supply

                   Date    12 November 1993




                   COLUMBIA GULF TRANSMISSION COMPANY




                   By

                   Title:  Vice President

                   Date 12-01-93